Exhibit 99.1
COMMON STOCK PURCHASE AGREEMENT
     COMMON STOCK PURCHASE AGREEMENT (the “Agreement”), dated as of November 21, 2007 by and between SUTURA, INC., a Delaware corporation (the “Company”), and Grootkasteel, B.V., a Dutch corporation (the “Buyer”). Capitalized terms used herein and not otherwise defined herein are defined in Section 10 hereof.
WHEREAS:
     Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, up to Five Hundred Thousand Dollars ($500,000) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).
     NOW THEREFORE, the Company and the Buyer hereby agree as follows:
     1. PURCHASE OF COMMON STOCK.
     The Company hereby agrees to sell to the Buyer, and the Buyer hereby agrees to purchase from the Company, shares of Common Stock as follows:
     (a) COMMENCEMENT OF PURCHASES OF COMMON STOCK. The purchase and sale of Common Stock hereunder shall commence (the “Commencement”) within five (5) days following the date that the Company provides written notice to Buyer of its intent to sell to Buyer at least One Hundred Thousand Dollars ($100,000) of its Common Stock (the date of such Commencement, the “Commencement Date”).
     (b) BUYER’S PURCHASE RIGHTS AND OBLIGATIONS. The Buyer shall purchase shares of Common Stock within five (5) days of receipt of written notice from the Company to Buyer of the Company’s intent to sell Common Stock to Buyer (the “Sale Notice”). The shares of Common Stock shall be purchased at the Purchase Price (as defined herein). No Sale Notice shall be for less than One Hundred Thousand Dollars ($100,000), and the obligation of the Buyer to purchase shares of Common Stock hereunder shall be limited to an aggregate purchase of Five Hundred Thousand Dollars ($500,000). The Company shall not issue any fraction of a share of Common Stock upon any purchase. All shares of Common Stock (including fractions thereof) issuable upon a purchase under this Agreement shall be aggregated for purposes of determining whether, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock. If then such issuance would result in a fraction, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made by Buyer under this Agreement shall be made in lawful money of the United States of America by check or wire transfer of immediately available funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement.

     (c) TAXES. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.
     2. BUYER’S REPRESENTATIONS AND WARRANTIES.
     The Buyer represents and warrants to the Company that as of the date hereof and as of the Commencement Date:
     (a) INVESTMENT PURPOSE. The Buyer is entering into this Agreement and acquiring the Common Stock hereunder for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.
     (b) ACCREDITED INVESTOR STATUS. The Buyer is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D.
     (c) RELIANCE ON EXEMPTIONS. The Buyer understands that the Common Stock is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Common Stock.
     (d) INFORMATION. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Stock that have been reasonably requested by the Buyer. The Buyer understands that its investment in the Common Stock involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Common Stock including a total loss, (ii) has such knowledge and experience in financial and business matt4ers that it is capable of evaluating the merits and risks of the proposed investment in the Common Stock and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and other matters related to an investment in the Common Stock. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Common Stock.
     (e) TRANSFER OR RESALE. The Buyer understands that: (i) the Common Stock has not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A)

subsequently registered hereunder or (B) an exemption exists permitting such Common Stock to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.
     (f) VALIDITY; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
     (g) RESIDENCY. The Buyer is a resident of Amsterdam, Netherlands.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     The Company represents and warrants to the Buyer that as of the date hereof and as of the Commencement Date:
     (a) AUTHORIZATION; ENFORCEMENT; VALIDITY. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Common Stock in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders (iii) this Agreement has been duly executed and delivered by the Company and (iv) this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
     (b) [Intentionally Left Blank]

     4. COVENANTS.
     (a) LEGENDS ON COMMON STOCK. The shares of Common Stock purchased pursuant to the Agreement shall be issued in certificated form and shall bear the following restrictive legend:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF BUYER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”
     5. CERTAIN DEFINED TERMS.
     For purposes of this Agreement, the following terms shall have the following meanings:
     (a) “1933 Act” means the Securities Act of 1933, as amended.
     (b) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.
     (c) “Person” means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
     (d) “Principal Market” means the Nasdaq OTC Bulletin Board; provided however, that in the event the Company’s Common Stock is ever listed or traded on the Nasdaq National Market, the Nasdaq SmallCap Market, the Nasdaq Bulletin Board Exchange, the New York Stock Exchange or the American Stock Exchange, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.
     (e) “Purchase Price” means the arithmetic average of the Closing Sale Prices for the Common Stock during the thirty (30) consecutive Trading Days ending on the Trading Day immediately preceding the date of the Agreement.

     (f) “SEC” means the United States Securities and Exchange Commission.
     (g) “Trading Day” means any day on which the Principal Market is open for customary trading.
     6. MISCELLANEOUS.
     (a) GOVERNING LAW; JURISDICTION; JURY TRIAL. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Orange, State of California, for the adjudication of any dispute hereunder or in connection herewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any matter permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
     (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
     (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
     (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of the Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.
     (f) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party; or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company:

Sutura, Inc.
17080 Newhope Street
Fountain Valley, CA 92708
Telephone:	714-437-9801
Facsimile:	714-437-9806
Attention:	Chief Financial Officer
If to the Buyer:

Grootkasteel, B.V.
p/a Orange Field Trust Teleport Boulevard 136-142 1043EJ
Amsterdam Netherlands
Telephone:

Facsimile:

Attention:

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

     (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights or obligations under this Agreement.
     (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.
     (i) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
     (j) TERMINATION. This Agreement automatically terminates on the sooner to occur of (i) January 31, 2008 or (ii) the date that the aggregate purchases of Common Stock by Buyer under this Agreement equals or exceeds Five Hundred Thousand Dollars ($500,000).
     (k) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     (l) CHANGES TO THE TERMS OF THIS AGREEMENT. This Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the Buyer. The term “Agreement” and all reference thereto, as used throughout this instrument, shall mean this instruction as originally executed, or if later amended or supplemented, then as so amended or supplemented.
[Signatures contained on following page]

     IN WITNESS WHEREOF, The Buyer and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY: SUTURA, INC.
By:
	Name:	David Teckman
	Title:	Chief Executive Officer

BUYER: Grootkasteel, B.V.
By:

Name:

Title: